UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2026

OSR HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-41390	84-5052822
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

10900 NE 4th Street, Suite 2300, Bellevue, WA	98004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (425) 635-7700

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	OSRH	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for shares of common stock at an exercise price of $11.50 per share	OSRHW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard

On March 5, 2026, OSR Holdings, Inc. (the “Company”) received a written notice from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that Nasdaq has granted the Company an additional 180 calendar day period, or until August 31, 2026, to regain compliance with Nasdaq Listing Rule 5550(a)(2), which requires listed securities to maintain a minimum bid price of $1.00 per share.

As previously disclosed, on September 5, 2025, the Company received notice from Nasdaq that the closing bid price of the Company’s common stock had fallen below the required minimum bid price of $1.00 per share for 30 consecutive business days and that the Company had been provided an initial 180 calendar day compliance period, or until March 4, 2026, to regain compliance.

Nasdaq determined that the Company is eligible for the additional compliance period because the Company meets the continued listing requirement for the market value of publicly held shares and all other applicable requirements for initial listing on the Nasdaq Capital Market, with the exception of the minimum bid price requirement.

If at any time during this additional compliance period the closing bid price of the Company’s common stock is at least $1.00 per share for a minimum of 10 consecutive business days, Nasdaq will provide written confirmation that the Company has regained compliance with the minimum bid price requirement.

The Company intends to monitor the closing bid price of its common stock and will consider available options to regain compliance with Nasdaq’s minimum bid price requirement.

Item 9.01. Financial Statements and Exhibits

None

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 10, 2026

OSR HOLDINGS, INC.

By:	/s/ Kuk Hyoun Hwang
	Name:	Kuk Hyoun Hwang
	Title:	Chief Executive Officer

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